Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2025 (the “Report”) of NewtekOne, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, I, Frank M. DeMaria, as Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: May 12, 2025	/S/ FRANK M. DEMARIA
Frank M. DeMaria
Principal Financial Officer